Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1, dated as of July 20, 2026 (this “Amendment”), among TAYLOR MORRISON COMMUNITIES, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto (constituting the Requisite Lenders under the Existing Credit Agreement) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, to the Existing Credit Agreement (as defined below).

WHEREAS, reference is made to that certain Second Amended and Restated Credit Agreement, dated as of December 22, 2025 (as amended, restated, amended or restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, TAYLOR MORRISON HOME III CORPORATION (“Holdings”), TAYLOR MORRISON HOLDINGS, INC., TAYLOR MORRISON FINANCE, INC., each Lender from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, on May 31, 2026, Taylor Morrison Home Corporation (“TMHC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Berkshire Hathaway Inc. (“Berkshire”) and WXYZ Merger Sub, Inc. (“Merger Sub”), pursuant to which Merger Sub shall be merged with and into TMHC, with TMHC continuing as the surviving corporation and a wholly-owned subsidiary of Berkshire, subject to certain customary terms and conditions (the “Merger” or the “Transaction”). As a result of the Transaction, TMHC will become an indirect subsidiary of Berkshire, resulting in a Change in Control for purposes of the Existing Credit Agreement (the “Specified Change in Control”).

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to the Transaction and the Specified Change in Control and make certain other amendments to the Existing Credit Agreement on the terms and conditions set forth herein.

WHEREAS, the Administrative Agent and the Lenders party hereto (constituting the Requisite Lenders under the Existing Credit Agreement) have agreed to consent to the Transaction and the Specified Change in Control and make certain other amendments to the Existing Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Terms Generally. The rules of construction set forth in Section 1.2 of the Amended Credit Agreement shall apply mutatis mutandis to this Amendment. This Amendment shall be a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. Capitalized terms used but not defined herein have the meanings assigned thereto in the Amended Credit Agreement.

SECTION 2. Reaffirmation of the Loans. The Borrower reaffirms all of its Obligations under the Loan Documents.

SECTION 3. Consent to the Transaction. The Administrative Agent and each Lender party hereto hereby (a) consent to the Transaction and the Specified Change in Control and (b) agree and acknowledge that, after giving effect to the amendments set forth herein, the Transaction or the Specified Change in Control shall not constitute a Default or an Event of Default. The Borrower acknowledges and agrees that the foregoing consent apply only to the Transaction and the Specified Change in Control and not to any other Change in Control which may occur prior to or after the consummation of the Transaction and the occurrence of the Specified Change in Control.

SECTION 4. Amendment to the Existing Credit Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 6 hereof, effective as of the date of and concurrently with the effectiveness of the Merger, the Existing Credit Agreement (excluding the schedules and exhibits thereto, each of which shall remain as in effect immediately prior to the Amendment Effective Date) will hereby be amended, automatically and without any further action, as follows:

(a) The definition of “Parent” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Parent” means TMHC.

(b) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:

“Permitted Holder” means Berkshire Hathaway Inc., a Delaware corporation.

(c) Section 6.7(iv) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(iv) (A) any direct or indirect parent of Holdings (including TMHC but excluding any direct or indirect parent of TMHC) that incurs Guarantee Obligations in respect of the Senior Unsecured Notes or any other Indebtedness in excess of $35,000,000 in the aggregate, in each case to execute a supplement to the Guaranty substantially in the form of Exhibit A to the Guaranty in order to become a Guarantor under the Guaranty; provided that if any direct or indirect parent of Holdings that becomes a Guarantor pursuant to clause (iv)(A) above and subsequently ceases to guarantee the Senior Unsecured Notes and all other indebtedness in excess of $35,000,000, such parent shall be automatically released from any obligations as Guarantor hereunder and under the Guaranty and (B) any direct or indirect parent of TMHC that incurs Guarantee Obligations in respect of the Senior Unsecured Notes, in each case to execute a supplement to the Guaranty substantially in the form of Exhibit A to the Guaranty in order to become a Guarantor under the Guaranty;

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provided that if any direct or indirect parent of TMHC that becomes a Guarantor pursuant to clause (iv)(B) above and subsequently ceases to guarantee the Senior Unsecured Notes, such parent shall be automatically released from any obligations as Guarantor hereunder and under the Guaranty.

(d) Section 8.8 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(a)(i) any Person, or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) (but excluding any employee benefit plan of such Person or “group” and its Subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Holder, shall at any time have acquired direct or indirect beneficial ownership (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of at least 35% of the outstanding Voting Stock of Parent; and/or (b) a change of control, as contemplated by the definitive documentation governing the Senior Unsecured Notes or any other Indebtedness of Holdings, the Borrower or any of the Subsidiary Guarantors, in excess of $50,000,000 in the aggregate, shall have occurred; and/or (c)(i) Holdings shall cease to have direct or indirect ownership of all the Voting Stock of the Borrower or U.S. FinCo, (ii) U.S. Holdings shall cease to have direct or indirect ownership of all the Voting Stock of the Borrower, (iii) U.S. Holdings shall cease to have direct or indirect ownership of all of the Voting Stock of U.S. FinCo, and/or (iv) Parent shall cease to have direct or indirect ownership of all the Voting Stock of Holdings (the occurrence of any of the foregoing, a “Change in Control”); provided that none of the fundamental changes permitted by Section 7.5A shall constitute a Change in Control;

SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) the Borrower has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(b) as of the Amendment Effective Date and after giving effect to this Amendment:

(i) the representations and warranties contained in Section 5 of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties are true and correct in all respects), except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties are true and correct in all respects) on and as of such earlier date; and

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(ii) no Event of Default or Default has occurred and is continuing.

SECTION 6. Conditions Precedent to Effectiveness. This Amendment shall become effective on and as of the first date (the “Amendment Effective Date”) on which each of the following conditions are satisfied or waived in accordance with Section 10.5 of the Existing Credit Agreement:

(a) The Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Administrative Agent and the Lenders (constituting the Requisite Lenders under the Existing Credit Agreement).

(b) The representations set forth in Section 5 of this Amendment shall be true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties are true and correct in all respects) on and as of the Amendment Effective Date.

(c) The Administrative Agent shall have received reimbursement, in immediately available funds, of all reasonable, documented, out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment (including reasonable legal fees of the Administrative Agent’s counsel), in each case, to the extent (i) payable pursuant to Section 10.2(A) of the Existing Credit Agreement and (ii) a written invoice therefor is delivered to the Borrower no later than three Business Days prior to the Amendment Effective Date.

(d) On or before the date three Business Days prior to the Amendment Effective Date, the Borrower shall have delivered or caused to be delivered to the Administrative Agent and the Lenders all documentation, information and certifications as have been reasonably requested by the Administrative Agent or any Lender with respect to the Transaction and the Specified Change in Control on or before the date ten Business Days prior to the Amendment Effective Date, as being required, in their reasonable determination, by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation.

SECTION 7. Effect of this Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of each of the Administrative Agent or the Lenders under the Existing Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document. This Amendment shall apply and be effective only with respect to the provisions of the Existing Credit Agreement specifically referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Amended Credit Agreement.

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SECTION 8. No Novation. Except as set forth herein, this Amendment shall not extinguish the Obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release any guarantee thereof.

SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.7 of the Amended Credit Agreement.

SECTION 10. Counterparts; Entire Agreement. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Amendment or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, communication or authorization to be signed or delivered in connection with this Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. As used herein, “Electronic Record” and “Electronic Signature” each have the meaning assigned to such term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Section 10.17 (Consent to Jurisdiction and Service of Process) and 10.18 (Waiver of Jury Trial) of the Amended Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 12. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

TAYLOR MORRISON COMMUNITIES, INC.

By:	/s/ S. Todd Merrill
Name: S. Todd Merrill
Title: Executive Vice President, Chief Legal Officer and Secretary

[Signature Page to Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as an Issuing Bank, the Swingline Lender and Administrative Agent

By:	/s/ CINTHYA HANSELMAN
Name: CINTHYA HANSELMAN
Title: EXECUTIVE DIRECTOR

[Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT OF

TAYLOR MORRISON COMMUNITIES, INC.

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:	/s/ Thomas W. Nowak
Name: Thomas W. Nowak
Title: Senior Vice President

[Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT OF

TAYLOR MORRISON COMMUNITIES, INC.

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

Goldman Sachs Bank USA

By:	/s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT OF

TAYLOR MORRISON COMMUNITIES, INC.

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

JPMorgan Chase Bank, N.A.

By:	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Executive Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT OF

TAYLOR MORRISON COMMUNITIES, INC.

MIZUHO BANK, LTD., as a Lender and an Issuing Bank

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

[Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT OF

TAYLOR MORRISON COMMUNITIES, INC.

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

U.S. Bank National Association

By:	/s/ Russ Wakeham
Name: Russ Wakeham
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT OF

TAYLOR MORRISON COMMUNITIES, INC.

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Dante Intindola
Dante Intindola
Assistant Vice President

[Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT OF

TAYLOR MORRISON COMMUNITIES, INC.

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

TRUIST BANK

By:	/s/ Connor Herman
Name: Connor Herman
Title: Vice President

[Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT OF

TAYLOR MORRISON COMMUNITIES, INC.

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

Regions Bank

By:	/s/ Kelly Lowenhagen
Name: Kelly Lowenhagen
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT OF

TAYLOR MORRISON COMMUNITIES, INC.

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

THE BANK OF NOVA SCOTIA

By:	/s/ Chelsea McCune
Name: Chelsea McCune
Title: Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT OF

TAYLOR MORRISON COMMUNITIES, INC.

Zions Bancorporation, N.A. dba California Bank & Trust, as a Lender

By:	/s/ Stefanus Junus
Name: Stefanus Junus
Title: Executive Vice President

[Signature Page to Amendment No. 1]